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                                                                    EXHIBIT 23.1


         CONSENT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement in this Form S-8 of our report dated May 18, 2000 relating to the financial statements, which appears in Catalyst Semiconductor, Inc.'s Annual Report on Form 10-K for the year ended April 30, 2000.



/s/ PRICEWATERHOUSECOOPERS LLP
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PricewaterhouseCoopers LLP

San Jose, California
October 26, 2000